Exhibit 4.7.3

SCHEDULE OF AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS

TO AGREEMENTS INCORPORATED BY REFERENCE AS EXHIBITS 4.2, 4.3.2, 4.4, 4.5.2,

4.6.2 AND 4.7.2 PURSUANT TO

INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

1. Pursuant to the terms of the Indenture dated as of April 17, 2002 among Ventas Realty, Limited Partnership and Ventas Capital Corporation (collectively, the “Issuers”), the Guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), relating to the Issuers’ 8 3/4% Senior Notes due 2009 (the “2009 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2009 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
June 1, 2004	ET Sub-Wayne I Limited Partnership, L.L.P.
ET Wayne Finance, L.L.C.
ET Wayne Finance, Inc.

December 15, 2004	Ventas Framingham, LLC
Ventas Management, LLC

April 4, 2005	Ventas Sun LLC
Ventas Cal Sun LLC

June 7, 2005	Ventas Provident, LLC (formerly VTRP Merger Sub, LLC)

June 21, 2005	PSLT GP, LLC
PSLT OP, L.P.
PSLT-BLC Properties Holdings, LLC
Brookdale Living Communities of Arizona-EM, LLC
Brookdale Living Communities of California, LLC
Brookdale Living Communities of California-RC, LLC
Brookdale Living Communities of California-San Marcos, LLC
Brookdale Living Communities of Illinois-2960, LLC
Brookdale Living Communities of Illinois-II, LLC
BLC of California-San Marcos, L.P.
Brookdale Holdings, LLC
Brookdale Living Communities of Indiana-OL, LLC
Brookdale Living Communities of Massachusetts-RB, LLC
Brookdale Living Communities of Minnesota, LLC
Brookdale Living Communities of New York-GB, LLC
Brookdale Living Communities of Washington-PP, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
The Ponds of Pembroke Limited Partnership
River Oaks Partners
PSLT-ALS Properties Holdings, LLC
PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc.
Ventas Finance I, LLC
Ventas Specialty I, Inc.
Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC
United Rehab Realty Holding, LLC
BCC Martinsburg Realty, LLC
BCC Ontario Realty, LLC
BCC Medina Realty, LLC
BCC Washington Township Realty, LLC
EC Lebanon Realty, LLC
EC Hamilton Place Realty, LLC
EC Timberlin Parc Realty, LLC
EC Halcyon Realty, LLC
BCC Altoona Realty, LLC
BCC Altoona Realty GP, LLC
BCC Altoona Realty, LP
BCC Reading Realty, LLC
BCC Reading Realty GP, LLC
BCC Reading Realty, LP
BCC Berwick Realty, LLC
BCC Berwick Realty GP, LLC
BCC Berwick Realty, LP
BCC Lewistown Realty, LLC
BCC Lewistown Realty GP, LLC
BCC Lewistown Realty, LP
BCC State College Realty, LLC
BCC State College Realty GP, LLC
BCC State College Realty, LP
South Beaver Holdings, LLC
BCC South Beaver Realty, LLC
Shippensburg Realty Holdings, LLC
BCC Shippensburg Realty, LLC
IPC (AP) Holding, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
AL (AP) Holding, LLC
Allison Park Nominee, LLC
Allison Park Nominee, LP
IPC (HCN) Holding, LLC
AL (HCN) Holding, LLC
Bloomsburg Nominee, LLC
Bloomsburg Nominee, LP
Sagamore Hills Nominee, LLC
Sagamore Hills Nominee, LP
Lebanon Nominee, LLC
Lebanon Nominee, LP
Saxonburg Nominee, LLC
Saxonburg Nominee, LP
Loyalsock Nominee, LLC
Loyalsock Nominee, LP
IPC (MT) Holding, LLC
AL (MT) Holding, LLC
Lewisburg Nominee, LLC
Lewisburg Nominee, LP
Hendersonville Nominee, LLC
Hendersonville Nominee, LP
Lima Nominee, LLC
Lima Nominee, LP
Kingsport Nominee, LLC
Kingsport Nominee, LP
Xenia Nominee, LLC
Xenia Nominee, LP
Knoxville Nominee, LLC
Knoxville Nominee, LP
Chippewa Nominee, LLC
Chippewa Nominee, LP
Dillsburg Nominee, LLC
Dillsburg Nominee, LP

2. Pursuant to the terms of the Indenture dated as of June 7, 2005 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 3/4% Senior Notes due 2010 (the “2010 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2010 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.3.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc.
Ventas Finance I, LLC
Ventas Specialty I, Inc.
Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC
United Rehab Realty Holding, LLC
BCC Martinsburg Realty, LLC
BCC Ontario Realty, LLC
BCC Medina Realty, LLC
BCC Washington Township Realty, LLC
EC Lebanon Realty, LLC
EC Hamilton Place Realty, LLC
EC Timberlin Parc Realty, LLC
EC Halcyon Realty, LLC
BCC Altoona Realty, LLC
BCC Altoona Realty GP, LLC
BCC Altoona Realty, LP
BCC Reading Realty, LLC
BCC Reading Realty GP, LLC
BCC Reading Realty, LP
BCC Berwick Realty, LLC
BCC Berwick Realty GP, LLC
BCC Berwick Realty, LP
BCC Lewistown Realty, LLC
BCC Lewistown Realty GP, LLC
BCC Lewistown Realty, LP
BCC State College Realty, LLC
BCC State College Realty GP, LLC
BCC State College Realty, LP
South Beaver Holdings, LLC
BCC South Beaver Realty, LLC
Shippensburg Realty Holdings, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
BCC Shippensburg Realty, LLC
IPC (AP) Holding, LLC
AL (AP) Holding, LLC
Allison Park Nominee, LLC
Allison Park Nominee, LP
IPC (HCN) Holding, LLC
AL (HCN) Holding, LLC
Bloomsburg Nominee, LLC
Bloomsburg Nominee, LP
Sagamore Hills Nominee, LLC
Sagamore Hills Nominee, LP
Lebanon Nominee, LLC
Lebanon Nominee, LP
Saxonburg Nominee, LLC
Saxonburg Nominee, LP
Loyalsock Nominee, LLC
Loyalsock Nominee, LP
IPC (MT) Holding, LLC
AL (MT) Holding, LLC
Lewisburg Nominee, LLC
Lewisburg Nominee, LP
Hendersonville Nominee, LLC
Hendersonville Nominee, LP
Lima Nominee, LLC
Lima Nominee, LP
Kingsport Nominee, LLC
Kingsport Nominee, LP
Xenia Nominee, LLC
Xenia Nominee, LP
Knoxville Nominee, LLC
Knoxville Nominee, LP
Chippewa Nominee, LLC
Chippewa Nominee, LP
Dillsburg Nominee, LLC
Dillsburg Nominee, LP

3. Pursuant to the terms of the Indenture dated as of April 17, 2002 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 9% Senior Notes due 2012 (the “2012 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2012 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.4 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
June 1, 2004	ET Sub-Wayne I Limited Partnership, L.L.P.
ET Wayne Finance, L.L.C.
ET Wayne Finance, Inc.

December 15, 2004	Ventas Framingham, LLC
Ventas Management, LLC

April 4, 2005	Ventas Sun LLC
Ventas Cal Sun LLC

June 7, 2005	Ventas Provident, LLC (formerly VTRP Merger Sub, LLC)

June 21, 2005	PSLT GP, LLC
PSLT OP, L.P.
PSLT-BLC Properties Holdings, LLC
Brookdale Living Communities of Arizona-EM, LLC
Brookdale Living Communities of California, LLC
Brookdale Living Communities of California-RC, LLC
Brookdale Living Communities of California-San Marcos, LLC
Brookdale Living Communities of Illinois-2960, LLC
Brookdale Living Communities of Illinois-II, LLC
BLC of California-San Marcos, L.P.
Brookdale Holdings, LLC
Brookdale Living Communities of Indiana-OL, LLC
Brookdale Living Communities of Massachusetts-RB, LLC
Brookdale Living Communities of Minnesota, LLC
Brookdale Living Communities of New York-GB, LLC
Brookdale Living Communities of Washington-PP, LLC
The Ponds of Pembroke Limited Partnership
River Oaks Partners
PSLT-ALS Properties Holdings, LLC
PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc.
Ventas Finance I, LLC
Ventas Specialty I, Inc.
Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
United Rehab Realty Holding, LLC
BCC Martinsburg Realty, LLC
BCC Ontario Realty, LLC
BCC Medina Realty, LLC
BCC Washington Township Realty, LLC
EC Lebanon Realty, LLC
EC Hamilton Place Realty, LLC
EC Timberlin Parc Realty, LLC
EC Halcyon Realty, LLC
BCC Altoona Realty, LLC
BCC Altoona Realty GP, LLC
BCC Altoona Realty, LP
BCC Reading Realty, LLC
BCC Reading Realty GP, LLC
BCC Reading Realty, LP
BCC Berwick Realty, LLC
BCC Berwick Realty GP, LLC
BCC Berwick Realty, LP
BCC Lewistown Realty, LLC
BCC Lewistown Realty GP, LLC
BCC Lewistown Realty, LP
BCC State College Realty, LLC
BCC State College Realty GP, LLC
BCC State College Realty, LP
South Beaver Holdings, LLC
BCC South Beaver Realty, LLC
Shippensburg Realty Holdings, LLC
BCC Shippensburg Realty, LLC
IPC (AP) Holding, LLC
AL (AP) Holding, LLC
Allison Park Nominee, LLC
Allison Park Nominee, LP
IPC (HCN) Holding, LLC
AL (HCN) Holding, LLC
Bloomsburg Nominee, LLC
Bloomsburg Nominee, LP
Sagamore Hills Nominee, LLC
Sagamore Hills Nominee, LP
Lebanon Nominee, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
Lebanon Nominee, LP
Saxonburg Nominee, LLC
Saxonburg Nominee, LP
Loyalsock Nominee, LLC
Loyalsock Nominee, LP
IPC (MT) Holding, LLC
AL (MT) Holding, LLC
Lewisburg Nominee, LLC
Lewisburg Nominee, LP
Hendersonville Nominee, LLC
Hendersonville Nominee, LP
Lima Nominee, LLC
Lima Nominee, LP
Kingsport Nominee, LLC
Kingsport Nominee, LP
Xenia Nominee, LLC
Xenia Nominee, LP
Knoxville Nominee, LLC
Knoxville Nominee, LP
Chippewa Nominee, LLC
Chippewa Nominee, LP
Dillsburg Nominee, LLC
Dillsburg Nominee, LP

4. Pursuant to the terms of the Indenture dated as of October 15, 2004 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 5/8% Senior Notes due 2014 (the “2014 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the applicable series of Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.5.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
April 4, 2005	Ventas Sun LLC
Ventas Cal Sun LLC

June 7, 2005	Ventas Provident, LLC (formerly VTRP Merger Sub, LLC)

Date of Supplemental Indenture	Subsidiary Guarantor(s)
June 21, 2005	PSLT GP, LLC
PSLT OP, L.P.
PSLT-BLC Properties Holdings, LLC
Brookdale Living Communities of Arizona-EM, LLC
Brookdale Living Communities of California, LLC
Brookdale Living Communities of California-RC, LLC
Brookdale Living Communities of California-San Marcos, LLC
Brookdale Living Communities of Illinois-2960, LLC
Brookdale Living Communities of Illinois-II, LLC
BLC of California-San Marcos, L.P.
Brookdale Holdings, LLC
Brookdale Living Communities of Indiana-OL, LLC
Brookdale Living Communities of Massachusetts-RB, LLC
Brookdale Living Communities of Minnesota, LLC
Brookdale Living Communities of New York-GB, LLC
Brookdale Living Communities of Washington-PP, LLC
The Ponds of Pembroke Limited Partnership
River Oaks Partners
PSLT-ALS Properties Holdings, LLC
PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc.
Ventas Finance I, LLC
Ventas Specialty I, Inc.
Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC
United Rehab Realty Holding, LLC
BCC Martinsburg Realty, LLC
BCC Ontario Realty, LLC
BCC Medina Realty, LLC
BCC Washington Township Realty, LLC
EC Lebanon Realty, LLC
EC Hamilton Place Realty, LLC
EC Timberlin Parc Realty, LLC
EC Halcyon Realty, LLC
BCC Altoona Realty, LLC
BCC Altoona Realty GP, LLC
BCC Altoona Realty, LP

Date of Supplemental Indenture	Subsidiary Guarantor(s)
BCC Reading Realty, LLC
BCC Reading Realty GP, LLC
BCC Reading Realty, LP
BCC Berwick Realty, LLC
BCC Berwick Realty GP, LLC
BCC Berwick Realty, LP
BCC Lewistown Realty, LLC
BCC Lewistown Realty GP, LLC
BCC Lewistown Realty, LP
BCC State College Realty, LLC
BCC State College Realty GP, LLC
BCC State College Realty, LP
South Beaver Holdings, LLC
BCC South Beaver Realty, LLC
Shippensburg Realty Holdings, LLC
BCC Shippensburg Realty, LLC
IPC (AP) Holding, LLC
AL (AP) Holding, LLC
Allison Park Nominee, LLC
Allison Park Nominee, LP
IPC (HCN) Holding, LLC
AL (HCN) Holding, LLC
Bloomsburg Nominee, LLC
Bloomsburg Nominee, LP
Sagamore Hills Nominee, LLC
Sagamore Hills Nominee, LP
Lebanon Nominee, LLC
Lebanon Nominee, LP
Saxonburg Nominee, LLC
Saxonburg Nominee, LP
Loyalsock Nominee, LLC
Loyalsock Nominee, LP
IPC (MT) Holding, LLC
AL (MT) Holding, LLC
Lewisburg Nominee, LLC
Lewisburg Nominee, LP
Hendersonville Nominee, LLC
Hendersonville Nominee, LP
Lima Nominee, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
Lima Nominee, LP
Kingsport Nominee, LLC
Kingsport Nominee, LP
Xenia Nominee, LLC
Xenia Nominee, LP
Knoxville Nominee, LLC
Knoxville Nominee, LP
Chippewa Nominee, LLC
Chippewa Nominee, LP
Dillsburg Nominee, LLC
Dillsburg Nominee, LP

5. Pursuant to the terms of the Indenture dated as of June 7, 2005 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 7 1/8% Senior Notes due 2015 (the “2015 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2015 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.6.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc.
Ventas Finance I, LLC
Ventas Specialty I, Inc.
Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC
United Rehab Realty Holding, LLC
BCC Martinsburg Realty, LLC
BCC Ontario Realty, LLC
BCC Medina Realty, LLC
BCC Washington Township Realty, LLC
EC Lebanon Realty, LLC
EC Hamilton Place Realty, LLC
EC Timberlin Parc Realty, LLC
EC Halcyon Realty, LLC
BCC Altoona Realty, LLC
BCC Altoona Realty GP, LLC
BCC Altoona Realty, LP
BCC Reading Realty, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
BCC Reading Realty GP, LLC
BCC Reading Realty, LP
BCC Berwick Realty, LLC
BCC Berwick Realty GP, LLC
BCC Berwick Realty, LP
BCC Lewistown Realty, LLC
BCC Lewistown Realty GP, LLC
BCC Lewistown Realty, LP
BCC State College Realty, LLC
BCC State College Realty GP, LLC
BCC State College Realty, LP
South Beaver Holdings, LLC
BCC South Beaver Realty, LLC
Shippensburg Realty Holdings, LLC
BCC Shippensburg Realty, LLC
IPC (AP) Holding, LLC
AL (AP) Holding, LLC
Allison Park Nominee, LLC
Allison Park Nominee, LP
IPC (HCN) Holding, LLC
AL (HCN) Holding, LLC
Bloomsburg Nominee, LLC
Bloomsburg Nominee, LP
Sagamore Hills Nominee, LLC
Sagamore Hills Nominee, LP
Lebanon Nominee, LLC
Lebanon Nominee, LP
Saxonburg Nominee, LLC
Saxonburg Nominee, LP
Loyalsock Nominee, LLC
Loyalsock Nominee, LP
IPC (MT) Holding, LLC
AL (MT) Holding, LLC
Lewisburg Nominee, LLC
Lewisburg Nominee, LP
Hendersonville Nominee, LLC
Hendersonville Nominee, LP
Lima Nominee, LLC
Lima Nominee, LP

Date of Supplemental Indenture	Subsidiary Guarantor(s)
Kingsport Nominee, LLC
Kingsport Nominee, LP
Xenia Nominee, LLC
Xenia Nominee, LP
Knoxville Nominee, LLC
Knoxville Nominee, LP
Chippewa Nominee, LLC
Chippewa Nominee, LP
Dillsburg Nominee, LLC
Dillsburg Nominee, LP

6. Pursuant to the terms of the Indenture dated as of December 9, 2005 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 1/2% Senior Notes due 2016 (the “2016 Senior Notes”), the Issuers have executed and delivered a Supplemental Indenture (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2016 Senior Notes, which Supplemental Indenture is substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.7.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
November 21, 2006	VSCRE Holdings, LLC
United Rehab Realty Holding, LLC
BCC Martinsburg Realty, LLC
BCC Ontario Realty, LLC
BCC Medina Realty, LLC
BCC Washington Township Realty, LLC
EC Lebanon Realty, LLC
EC Hamilton Place Realty, LLC
EC Timberlin Parc Realty, LLC
EC Halcyon Realty, LLC
BCC Altoona Realty, LLC
BCC Altoona Realty GP, LLC
BCC Altoona Realty, LP
BCC Reading Realty, LLC
BCC Reading Realty GP, LLC
BCC Reading Realty, LP
BCC Berwick Realty, LLC
BCC Berwick Realty GP, LLC
BCC Berwick Realty, LP
BCC Lewistown Realty, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
BCC Lewistown Realty GP, LLC
BCC Lewistown Realty, LP
BCC State College Realty, LLC
BCC State College Realty GP, LLC
BCC State College Realty, LP
South Beaver Holdings, LLC
BCC South Beaver Realty, LLC
Shippensburg Realty Holdings, LLC
BCC Shippensburg Realty, LLC
IPC (AP) Holding, LLC
AL (AP) Holding, LLC
Allison Park Nominee, LLC
Allison Park Nominee, LP
IPC (HCN) Holding, LLC
AL (HCN) Holding, LLC
Bloomsburg Nominee, LLC
Bloomsburg Nominee, LP
Sagamore Hills Nominee, LLC
Sagamore Hills Nominee, LP
Lebanon Nominee, LLC
Lebanon Nominee, LP
Saxonburg Nominee, LLC
Saxonburg Nominee, LP
Loyalsock Nominee, LLC
Loyalsock Nominee, LP
IPC (MT) Holding, LLC
AL (MT) Holding, LLC
Lewisburg Nominee, LLC
Lewisburg Nominee, LP
Hendersonville Nominee, LLC
Hendersonville Nominee, LP
Lima Nominee, LLC
Lima Nominee, LP
Kingsport Nominee, LLC
Kingsport Nominee, LP
Xenia Nominee, LLC
Xenia Nominee, LP
Knoxville Nominee, LLC
Knoxville Nominee, LP

Date of Supplemental Indenture	Subsidiary Guarantor(s)
Chippewa Nominee, LLC
Chippewa Nominee, LP
Dillsburg Nominee, LLC
Dillsburg Nominee, LP